                                                                   EXHIBIT 99.23

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance             $158,111,962
Aggregate Original Principal Balance                $158,701,158
Number of Mortgage Loans                                   2,789

                                   MINIMUM         MAXIMUM            AVERAGE (1)
                                   -------         -------            -----------
Original Principal Balance         $11,418         $215,000            $56,903
Outstanding Principal Balance      $11,385         $214,503            $56,691

                                   MINIMUM         MAXIMUM        WEIGHTED AVERAGE (2)
                                   -------         -------        --------------------
Original Term (mos)                  120              360                181
Stated remaining Term (mos)          112              355                175
Loan Age (mos)                         4               10                  6
Current Interest Rate              6.000%          13.750%            10.352%
Original Loan-to-Value             73.08%          100.00%             99.34%
Credit Score (3)                     557              801                665

                                   EARLIEST         LATEST
                                   --------         ------
Maturity Date                     05/01/2014      08/01/2034

                              PERCENT OF                                               PERCENT OF
LIEN POSITION               MORTGAGE POOL            YEAR OF ORIGINATION             MORTGAGE POOL
-------------               -------------            -------------------             -------------
1st Lien                        0.00%                2003                                 0.00%
2nd Lien                      100.00                 2004                               100.00

OCCUPANCY                                            LOAN PURPOSE
Primary                        98.49%                Purchase                            82.66%
Second Home                     1.49                 Refinance - Rate/Term                 4.6
Investment                      0.01                 Refinance - Cashout                 12.74

LOAN TYPE                                            PROPERTY TYPE
Fixed Rate                    100.00%                Single Family                       67.44%
ARM                             0.00                 Townhouse                            0.01
                                                     Condominium                         10.77
AMORTIZATION TYPE                                    Two-to Four-Family                   4.77
Fully Amortizing                2.94%                Manufactured Housing                 0.00
Interest Only                   0.00                 Planned Unit Development            17.01
Balloon                        97.06

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                     NUMBER     AGGREGATE                                 WEIGHTED     AVERAGE         WEIGHTED       PERCENT
                       OF       PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL         AVERAGE       FULL OR
RANGE OF            MORTGAGE     BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE         ORIGINAL     ALTERNATIVE
MORTGAGE RATES       LOANS     OUTSTANDING        POOL        COUPON       SCORE     OUTSTANDING         LTV            DOC
------------------  --------  ------------     ----------    --------     --------   -----------       --------     -----------
5.501% to 6.000%         1    $     72,454        0.05%       6.000%        687       $ 72,454          100.00%         0.00%
7.001% to 7.500%         3         339,292        0.21        7.500         689        113,097           97.80        100.00
7.501% to 8.000%         8         584,260        0.37        7.995         731         73,033          100.00        100.00
8.001% to 8.500%       157      11,141,123        7.05        8.401         724         70,963           99.61         81.83
8.501% to 9.000%       217      13,769,495        8.71        8.887         696         63,454           99.40         71.37
9.001% to 9.500%       277      16,323,635       10.32        9.434         669         58,930           99.70         70.91
9.501% to 10.000%      466      28,553,627       18.06        9.886         675         61,274           99.20         36.92
10.001% to 10.500%     320      18,140,676       11.47       10.421         651         56,690           99.38         34.25
10.501% to 11.000%     667      41,503,400       26.25       10.861         649         62,224           99.21         38.62
11.001% to 11.500%     133       5,201,041        3.29       11.324         653         39,106           99.48         41.68
11.501% to 12.000%     191       9,016,812        5.70       11.947         650         47,208           99.00         38.04
12.001% to 12.500%     119       5,062,855        3.20       12.325         660         42,545           99.79         31.85
12.501% to 13.000%     225       8,163,586        5.16       12.854         631         36,283           99.24         44.26
13.001% to 13.500%       3         164,388        0.10       13.216         651         54,796          100.00         51.64
13.501% to 14.000%       2          75,317        0.05       13.750         676         37,659          100.00          0.00
                     -----    ------------      ------       ------         ---       --------          ------         -----
TOTAL:               2,789    $158,111,962      100.00%      10.352%        665       $ 56,691           99.34%        47.52%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 10.352% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                          WEIGHTED   AVERAGE       WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL      AVERAGE     FULL OR
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE       ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)   LOANS     OUTSTANDING     POOL       COUPON    SCORE   OUTSTANDING       LTV         DOC
------------------------  --------  ------------  ----------  --------   -------- -----------     --------  -----------
109 to 120                     1    $     33,149      0.02%     10.500%    662      $33,149        100.00%    100.00%
169 to 180                 2,776    $157,473,827   9960.00%   1034.900%    666      $56,727       9934.00%   4754.00%
229 to 240                     5    $    202,479     13.00%   1081.200%    613      $40,496       9694.00%   5790.00%
349 to 360                     7    $    402,507     25.00%   1140.200%    653      $57,501       9970.00%   3065.00%
                           -----    ------------    ------    --------     ---      -------       -------    -------
TOTAL:                     2,789    $158,111,962    100.00%     10.352%    665      $56,691         99.34%     47.52%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 112 months to 355 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 175 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                               NUMBER     AGGREGATE                         WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                                 OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE    FULL OR
RANGE OF ORIGINAL MORTGAGE    MORTGAGE     BALANCE     MORTGAGE   AVERAGE   CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING      LTV         DOC
--------------------------    --------  ------------  ----------  --------  --------  -----------    --------  -----------
$50,000 or less                1,427    $ 46,489,706    29.40%    10.705%     658      $ 32,579       99.33%     53.11%
$50,001 to $100,000            1,094      76,843,965    48.60     10.240      667        70,241       99.54      45.96
$100,001 to $150,000             232      28,423,373    17.98     10.183      671       122,515       99.02      43.49
$150,001 to $200,000              34       5,927,257     3.75      9.820      672       174,331       98.43      46.71
$200,001 to $250,000               2         427,661     0.27     10.812      689       213,830       97.51       0.00
                               -----    ------------   ------     ------      ---      --------       -----      -----
TOTAL:                         2,789    $158,111,962   100.00%    10.352%     665      $ 56,691       99.34%     47.52%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,385 to approximately $214,503 and the average outstanding principal balance of the Mortgage Loans was approximately $56,691.

PRODUCT TYPES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                    MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE      ORIGINAL  ALTERNATIVE
PRODUCT TYPES        LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING      LTV         DOC
-------------       --------   -----------  ----------  -------   -------   -----------    --------  -----------
10 Year Fixed Rate       1    $     33,149     0.02%    10.500%     662      $33,149       100.00%    100.00%
15 Year Fixed Rate      74       4,014,453     2.54     10.702      674       54,249        99.04      45.41
20 Year Fixed Rate       5         202,479     0.13     10.812      613       40,496        96.94      57.90
30 Year Fixed Rate       7         402,507     0.25     11.402      653       57,501        99.70      30.65
Balloon Loans        2,702     153,459,374    97.06     10.340      665       56,795        99.35      47.59
                     -----    ------------   ------     ------      ---      -------        -----      -----
TOTAL:               2,789    $158,111,962   100.00%    10.352%     665      $56,691        99.34%     47.52%

ADJUSTMENT TYPE

                   NUMBER     AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED    PERCENT
                    OF        PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE     FULL OR
                  MORTGAGE     BALANCE         MORTGAGE    AVERAGE     CREDIT    BALANCE      ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE    LOANS    OUTSTANDING          POOL      COUPON      SCORE   OUTSTANDING      LTV         DOC
---------------   --------  -----------       ----------   ------     -------  -----------    --------  -----------
Fixed Rate         2,789    $158,111,962       100.00%     10.352%      665      $56,691       99.34%      47.52%
                   -----    ------------       ------      ------       ---      -------       -----       -----
TOTAL:             2,789    $158,111,962       100.00%     10.352%      665      $56,691       99.34%      47.52%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER       AGGREGATE                         WEIGHTED    AVERAGE       WEIGHTED    PERCENT
                              OF         PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE      FULL OR
                           MORTGAGE       BALANCE     MORTGAGE    AVERAGE  CREDIT      BALANCE       ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION     LOANS       OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING       LTV          DOC
-----------------------    --------     -----------  ----------  --------  --------  -----------     --------   -----------
Arizona                      116       $  4,265,594     2.70%     10.907%    658       $36,772        99.92%       52.37%
California                  1343         96,211,413    60.85       9.987     667        71,639        99.25        47.85
Colorado                      47          1,862,954     1.18      10.597     650        39,637        99.46        64.49
Connecticut                   25          1,525,579     0.96      11.237     666        61,023        99.34        33.45
Delaware                       4            172,683     0.11      11.260     639        43,171       100.00        39.62
District of Columbia           9            706,902     0.45      10.739     653        78,545        97.40        58.41
Florida                      122          5,231,056     3.31      11.337     657        42,878        99.79        53.38
Georgia                       49          1,759,565     1.11      11.347     647        35,909        99.87        59.50
Idaho                         17            487,448     0.31       9.941     662        28,673        98.86        67.42
Illinois                      81          3,345,620     2.12      10.253     677        41,304        99.62        32.66
Indiana                        8            160,958     0.10      11.296     638        20,120       100.00        80.65
Iowa                           1             27,130     0.02      10.990     674        27,130       100.00       100.00
Kansas                         9            223,010     0.14      10.895     662        24,779       100.00        78.97
Kentucky                       6            147,768     0.09      12.122     623        24,628       100.00        79.75
Louisiana                     33            774,296     0.49      11.663     630        23,464        99.56        76.53
Maine                          3             87,058     0.06      10.593     671        29,019       100.00        41.56
Maryland                     115          5,730,082     3.62      10.695     664        49,827        99.53        54.07
Massachusetts                 19          1,061,193     0.67      10.146     689        55,852        98.77        44.04
Michigan                      26            871,251     0.55      11.468     647        33,510        99.67        56.16
Mississippi                    3            140,786     0.09      12.194     664        46,929       100.00         0.00
Missouri                       9            276,686     0.17      10.892     653        30,743        99.72        80.69
Montana                       11            308,874     0.20      11.091     655        28,079       100.00        76.64
Nebraska                       1             39,526     0.02       9.750     763        39,526        95.00         0.00
Nevada                        75          4,003,096     2.53      10.539     683        53,375        99.53        38.59
New Hampshire                  7            425,579     0.27       9.865     674        60,797       100.00        41.24
New Jersey                    23          1,019,185     0.64      10.730     659        44,312        99.12        49.55
New Mexico                     1             22,332     0.01      10.250     615        22,332       100.00       100.00
New York                      85          6,105,692     3.86      11.605     678        71,832        98.20        24.42
North Carolina                30            931,134     0.59      11.691     633        31,038        99.94        67.61
Ohio                          26            850,158     0.54      10.880     654        32,698        99.29        69.39
Oklahoma                       9            288,481     0.18      10.860     647        32,053       100.00        45.94
Oregon                        24            850,707     0.54      10.792     646        35,446        99.84        72.10
Pennsylvania                  23            777,072     0.49      10.635     672        33,786        99.71        60.05
Rhode Island                  11            509,526     0.32      11.650     660        46,321       100.00        52.24
South Carolina                11            274,376     0.17      10.980     652        24,943        99.98        46.01
Tennessee                      1             23,536     0.01       9.825     695        23,536       100.00       100.00
Texas                        167          5,544,886     3.51      10.729     662        33,203        99.95        48.10
Utah                          18            592,543     0.37      10.244     655        32,919        99.46        56.71
Virginia                     155          7,767,868     4.91      10.961     664        50,115        99.69        35.91
Washington                    49          2,193,388     1.39      10.405     652        44,763        99.23        51.29
West Virginia                  2            114,560     0.07      11.029     614        57,280       100.00       100.00
Wisconsin                     13            347,117     0.22      11.426     651        26,701       100.00        39.78
Wyoming                        2             53,295     0.03      12.256     630        26,647       100.00       100.00
                           -----       ------------   ------      ------     ---       -------       ------       ------
TOTAL:                     2,789       $158,111,962   100.00%     10.352%    665       $56,691        99.34%       47.52%

No more than approximately 0.77% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV        DOC
--------------------  --------  ------------  ----------  --------  --------  -----------   --------  -----------
70.01% to 75.00%           1    $    199,550     0.13%     10.875%    669      $199,550      73.08%       0.00%
75.01% to 80.00%           1         121,734     0.08      10.750     640       121,734      80.00      100.00
80.01% to 85.00%           1          27,767     0.02       8.250     742        27,767      84.21        0.00
85.01% to 90.00%          66       3,459,161     2.19      10.373     663        52,412      89.83       34.05
90.01% to 95.00%         167      10,109,838     6.39      10.470     670        60,538      94.66       29.48
95.01% to 100.00%      2,553     144,193,913    91.20      10.343     665        56,480      99.95       49.14
                       -----    ------------   ------      ------     ---      --------      -----       -----
TOTAL:                 2,789    $158,111,962   100.00%     10.352%    665      $ 56,691      99.34%      47.52%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 73.08% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.34%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                        NUMBER       AGGREGATE                          WEIGHTED    AVERAGE       WEIGHTED     PERCENT
                          OF         PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL       AVERAGE     FULL OR
                       MORTGAGE       BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE       ORIGINAL   ALTERNATIVE
LOAN PURPOSE            LOANS       OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING       LTV          DOC
------------           --------    ------------  ----------   --------  --------  -----------     --------   -----------
Purchase                2,318      $130,697,685   82.66%      10.338%     668       $56,384        99.53%       45.91%
Refinance - Cashout       343        20,139,528   12.74       10.375      653        58,716        98.47        54.36
Refinance - Rate Term     128         7,274,750    4.60       10.549      647        56,834        98.35        57.44
                        -----      ------------  ------       ------      ---       -------        -----        -----
TOTAL:                  2,789      $158,111,962  100.00%      10.352%     665       $56,691        99.34%       47.52%

PROPERTY TYPE

                           NUMBER     AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED     PERCENT
                             OF       PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE      FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
PROPERTY TYPE              LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING       LTV          DOC
-------------             --------  ------------  ----------  ---------   --------  -----------    ---------   -----------
Single Family              1,912    $106,624,323     67.44%     10.355%     664       $55,766         99.35%       48.13%
Townhouse                      1    $     23,465      1.00%   1287.500%     603       $23,465      10000.00%    10000.00%
Condominium                  316      17,028,832     10.77      10.269      661        53,889         99.46        48.90
Two-to Four-Family            99       7,536,728      4.77      10.477      692        76,129         98.21        33.91
Planned Unit Development     461      26,898,615     17.01      10.358      667        58,348         99.53        48.00
                           -----    ------------    ------    --------      ---       -------      --------     --------
TOTAL:                     2,789    $158,111,962    100.00%     10.352%     665       $56,691         99.34%       47.52%

DOCUMENTATION

                               NUMBER     AGGREGATE                         WEIGHTED   AVERAGE        WEIGHTED     PERCENT
                                 OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE      FULL OR
                              MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
DOCUMENTATION                  LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING       LTV          DOC
-------------                 --------  ------------  ----------  --------  --------  -----------     --------   -----------
Full Documentation             1,334    $ 70,034,526    44.29%    10.052%     657       $52,500        99.56%      100.00%
Streamlined Documentation      1,050      60,782,837    38.44     10.801      679        57,888        99.45         0.00
Limited Documentation            193      14,028,539     8.87      9.937      658        72,687        98.74         0.00
Lite Documentation                95       6,230,921     3.94     10.325      653        65,589        99.80         0.00
Full/Alt Documentation            74       5,098,597     3.22     10.162      646        68,900        99.29       100.00
Stated Documentation              43       1,936,542     1.22     10.762      680        45,036        90.94         0.00
                               -----    ------------   ------     ------      ---       -------        -----       ------
TOTAL:                         2,789    $158,111,962   100.00%    10.352%     665       $56,691        99.34%       47.52%

OCCUPANCY

               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                 OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE      FULL OR
              MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
OCCUPANCY      LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV          DOC
---------     --------   ------------   ----------  --------   --------  -----------    --------   -----------
Primary        2,736     $155,730,695     98.49%     10.354%    665        $56,919       99.34%       47.58%
Second Home       52        2,357,752      1.49      10.267     719         45,341       99.21        42.90
Investment         1           23,515      0.01       8.750     709         23,515      100.00       100.00
               -----     ------------    ------      ------     ---        -------      ------       ------
TOTAL:         2,789     $158,111,962    100.00%     10.352%    665        $56,691       99.34%       47.52%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                          WEIGHTED    AVERAGE       WEIGHTED      PERCENT
                       OF       PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL       AVERAGE      FULL OR
MORTGAGE LOANS AGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL    ALTERNATIVE
(MONTHS)             LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING       LTV           DOC
------------------  --------  ------------  ----------   --------  --------  -----------     --------    -----------
4                        9    $    395,825     0.25%     11.029%     638       $43,981        99.58%       15.54%
5                    1,399      81,863,744    51.78      10.294      668        58,516        99.40        44.61
6                    1,198      66,404,402    42.00      10.396      663        55,429        99.28        51.05
7                      159       8,388,847     5.31      10.408      664        52,760        99.29        51.64
8                       20         829,827     0.52      11.265      653        41,491        98.69        38.89
9                        3         199,402     0.13      12.213      663        66,467        98.26         0.00
10                       1          29,916     0.02      12.125      640        29,916       100.00         0.00
                     -----    ------------   ------      ------      ---       -------       ------        -----
TOTAL:               2,789    $158,111,962   100.00%     10.352%     665       $56,691        99.34%       47.52%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 6 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                          WEIGHTED    AVERAGE       WEIGHTED     PERCENT
                         OF        PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL       AVERAGE     FULL OR
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
PENALTY TERM           LOANS      OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING       LTV          DOC
-------------------   --------   ------------  ----------   --------  --------  -----------     --------   -----------
None                     966     $ 49,607,612    31.37%     10.688%     667       $51,354        99.37%       43.69%
12 Months                 47        3,353,765     2.12      10.563      653        71,357        99.65        50.83
24 Months                856       54,756,102    34.63      10.019      665        63,967        99.23        50.85
36 Months                920       50,394,483    31.87      10.371      664        54,777        99.41        47.45
                       -----     ------------   ------      ------      ---       -------        -----        -----
TOTAL:                 2,789     $158,111,962   100.00%     10.352%     665       $56,691        99.34%       47.52%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

CREDIT SCORES

                          NUMBER     AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                            OF       PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                         MORTGAGE     BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    LOANS     OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC
----------------------   --------  ------------  ----------   --------   --------  -----------   --------   -----------
557 to 575                   11    $    745,063     0.47%      10.563%     567      $67,733       100.00%      78.93%
576 to 600                  243      10,404,176     6.58       11.324      590       42,816        99.57       85.95
601 to 625                  411      19,949,100    12.62       11.073      615       48,538        99.55       66.67
626 to 650                  612      35,074,533    22.18       10.607      639       57,311        99.13       45.87
651 to 675                  557      34,220,420    21.64       10.316      662       61,437        99.21       38.47
676 to 700                  359      21,877,516    13.84        9.940      687       60,940        99.48       38.29
701 to 725                  282      16,991,426    10.75        9.835      711       60,253        99.41       38.79
726 to 750                  161       9,248,125     5.85        9.748      737       57,442        99.16       32.04
751 to 775                  103       6,613,942     4.18        9.456      760       64,213        99.46       47.74
776 to 800                   49       2,934,986     1.86        9.339      785       59,898       100.00       66.81
801 to 801                    1          52,675     0.03        9.750      801       52,675        92.91        0.00
                          -----    ------------   ------       ------      ---      -------       ------       -----
TOTAL:                    2,789    $158,111,962   100.00%      10.352%     665      $56,691        99.34%      47.52%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 665.

CREDIT GRADE

                NUMBER      AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED     PERCENT
                 OF         PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE      FULL OR
               MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT    BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE    LOANS      OUTSTANDING    POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC
------------   --------   ------------  ----------   --------   -------  -----------    --------   -----------
AA              1,755     $105,213,371    66.54%     10.055%     687       $59,951       99.32%      40.54%
A                 766       40,971,804    25.91      10.862      628        53,488       99.35       56.07
A-                267       11,886,322     7.52      11.226      604        44,518       99.51       80.00
B                   1           40,465     0.03      10.950      646        40,465      100.00        0.00
                -----     ------------   ------      ------      ---       -------      ------       -----
TOTAL:          2,789     $158,111,962   100.00%     10.352%     665       $56,691       99.34%      47.52%